Exhibit 99.1

HOVNANIAN ENTERPRISES, INC.	News Release

Contact:	J. Larry Sorsby	Jeffrey T. O’Keefe
	Executive Vice President & CFO	Vice President, Investor Relations
	732-747-7800	732-747-7800

HOVNANIAN ENTERPRISES, INC. ANNOUNCES RESULTS OF EXCHANGE OFFERS FOR CERTAIN OF ITS DEBT SECURITIES AND RECEIPT OF REQUISITE CONSENTS IN CONSENT SOLICITATION WITH RESPECT TO 10.500% SENIOR SECURED NOTES DUE 2024

MATAWAN, N.J., December 6, 2019 – Hovnanian Enterprises, Inc. (NYSE: HOV) (the “Company”) announced today the results of the offers to exchange (the “Exchange Offers”) by its wholly-owned subsidiary, K. Hovnanian Enterprises, Inc. (the “Issuer”), the Issuer’s outstanding 10.000% senior secured notes due 2022 (the “Old 2022 Notes”) and outstanding 10.500% senior secured notes due 2024 (the “Old 2024 Notes” and, together with the Old 2022 Notes, the “Old Notes”) for new 10.000% Senior Secured 1.75 Lien Notes due 2025 (the “New 2025 Notes”) to be issued by the Issuer, and to be guaranteed by the Company and substantially all of its subsidiaries, other than the Issuer, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures and subsidiaries holding interests in joint ventures (collectively, the “Guarantors”) and related solicitations of consents from holders of the Old Notes to certain proposed amendments to the indenture governing the Old Notes (the “Consent Solicitations”).

The Exchange Offers expired at 11:59 p.m., New York City time, on December 5, 2019 (the “Expiration Date”). As of the Expiration Date, $23,152,000 aggregate principal amount, or 10.6%, of Old 2022 Notes and $141,708,000 aggregate principal amount, or 67.0%, of Old 2024 Notes had been properly tendered (and not validly withdrawn) and will be accepted (without proration) for exchange pursuant to the terms set forth in the Confidential Offering Memorandum and Consent Solicitation Statement, as amended on November 21, 2019 (the “Offering Memorandum”), for $158,502,000 aggregate principal amount of New 2025 Notes. The settlement date for the Exchange Offers is expected to be on or shortly following December 10, 2019 (the “Settlement Date”).

Holders of Old Notes that properly tendered (and did not validly withdraw) their Old Notes at or prior to the Expiration Date, and whose Old Notes are accepted for exchange will receive the early participation consideration or the exchange consideration, as applicable, as set forth in the Offering Memorandum. In addition, accrued and unpaid interest to, but not including, the Settlement Date and, if applicable, amounts due in lieu of fractional amounts of New 2025 Notes will be paid in cash on properly tendered and accepted Old Notes.

In addition, in connection with the Consent Solicitations, the Company announced that the Issuer has received the requisite consents from the holders of the Old 2024 Notes to adopt the proposed amendments (the “Proposed Amendments”) to the indenture (the “Existing Indenture”) governing the Old Notes to eliminate most of the restrictive covenants, certain affirmative covenants and certain of the events of default contained in the Existing Indenture with respect to the Old 2024 Notes. No additional consideration is being paid for the consents. The Issuer did not receive the requisite consents from the holders of the Old 2022 Notes to adopt the Proposed Amendments to the Existing Indenture with respect to the Old 2022 Notes and therefore the Old 2022 Notes will continue to be subject to the terms of the Existing Indenture without giving effect to the Proposed Amendments.

The Exchange Offers and Consent Solicitations were made only by, and pursuant to, the terms set forth in the Offering Memorandum, and the information in this press release is qualified by reference to the Offering Memorandum.

In addition, the Company and the Issuer announced that in connection with the completion of the Exchange Offers, the Issuer expects to exchange certain of its outstanding unsecured indebtedness for up to $81,498,000 of debt that is secured on a pari passu basis with the New 2025 Notes (the “New Pari Passu Debt”) to be issued or borrowed by the Issuer and guaranteed by the Guarantors. The terms of the New Pari Passu Debt may differ from the New 2025 Notes.

Global Bondholder Services Corporation is serving as the exchange agent and information agent for the Exchange Offers. Any question regarding the Exchange Offers or the Consent Solicitations or the procedures for tendering Old Notes and requests for copies of the Offering Memorandum may be directed to Global Bondholder Services by phone at 866-470-3800 (toll free) or 212-430-3774.

This press release is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Old Notes, the New 2025 Notes or any other securities of the Issuer or the Company, including any securities to be issued to the holders of the Issuer’s unsecured indebtedness, nor shall there be any such offer, solicitation or sale in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful. This press release also is not a solicitation of consents to the Proposed Amendments to the Existing Indenture. The Exchange Offers were made solely on the terms and subject to the conditions set forth in the Offering Memorandum and the information in this press release is qualified by reference to such Offering Memorandum.

The New 2025 Notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any State or other jurisdiction. The Exchange Offers were made, and the New 2025 Notes were offered and will only be issued, to holders of Old Notes either (a) in the United States, that are “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), who are “Qualified Investors” as defined under the Prospectus Directive and (iii) if located or resident in Canada, is an “accredited investor” as defined in National Instrument 45- 106 – Prospectus Exemptions (“NI 45-106”) or section 73.3(1) of the Securities Act (Ontario) and is a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”).

About Hovnanian Enterprises, Inc.:

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Matawan, New Jersey and, through its subsidiaries, is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, New Jersey, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade name K. Hovnanian® Homes. Additionally, the Company’s subsidiaries, as developers of K. Hovnanian’s® Four Seasons communities, make the Company one of the nation’s largest builders of active lifestyle communities.

FORWARD-LOOKING STATEMENTS

All statements in this press release that are not historical facts should be considered as “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a significant homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) high leverage and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) availability and terms of financing to the Company; (5) the Company’s sources of liquidity; (6) changes in credit ratings; (7) the seasonality of the Company’s business; (8) the availability and cost of suitable land and improved lots and sufficient liquidity to invest in such land and lots; (9) shortages in, and price fluctuations of, raw materials and labor including due to changes in trade policies, such as the imposition of tariffs and duties on homebuilding materials and products, and related trade disputes with and retaliatory measures taken by other countries; (10) reliance on, and the performance of, subcontractors; (11) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (12) increases in cancellations of agreements of sale; (13) fluctuations in interest rates and the availability of mortgage financing; (14) changes in tax laws affecting the after-tax costs of owning a home; (15) operations through unconsolidated joint ventures with third parties; (16) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (17) legal claims brought against us and not resolved in our favor, such as product liability litigation, warranty claims and claims made by mortgage investors; (18) levels of competition; (19) successful identification and integration of acquisitions; (20) significant influence of the Company’s controlling stockholders; (21) availability of net operating loss carryforwards; (22) utility shortages and outages or rate fluctuations; (23) geopolitical risks, terrorist acts and other acts of war; (24) loss of key management personnel or failure to attract qualified personnel; (25) information technology failures and data security breaches; (26) negative publicity; and (27) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

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